UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2014, the Compensation Committee of the Board of Directors (“Committee”) of Peregrine Pharmaceuticals, Inc. (the “Company”), approved the following annual base salaries for fiscal year 2015 for the following executive officers, all effective as of May 5, 2014, the initial pay period of fiscal year 2015:

Named Executive Officer	Title	Fiscal Year 2015 Annual Base Salary
Steven W. King	President and Chief Executive Officer	$520,000
Paul J. Lytle	Chief Financial Officer	$390,000
Shelley P.M. Fussey	V.P., Intellectual Property	$321,000
Joseph S. Shan	V.P., Clinical & Regulatory Affairs	$300,000
Mark R. Ziebell	V.P., General Counsel and Corporate Secretary	$348,000

The foregoing increases were approved by the Committee in recognition of the fact that the Company’s executive officers had not received increases in their base salaries for fiscal years 2013 and 2014 and were benchmarked at or near the fiftieth percentile of the Company’s peer group based on a detailed review of a report prepared by, and after consultation with, the Committee’s independent compensation consultant

Item 5.03                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2014, the Board of Directors of the Company adopted and approved an amendment and restatement of the Company’s amended and restated bylaws (as further amended and restated, the “Restated Bylaws”), which became effective immediately upon their adoption. The Restated Bylaws, among other things:

•	establish advance notice requirements for stockholder nominations of candidates for election to the Board of Directors and for proposals to be brought by stockholders before any meeting of the Company’s stockholders; and
•	establish a forum provision that provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the bylaws of the Company, or (iv) any action asserting a claim governed by the internal affairs doctrine. The provision further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provision.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Company’s Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of Peregrine Pharmaceuticals, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: November 14, 2014	By:/s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of Peregrine Pharmaceuticals, Inc.

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